Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Rosenblum, Chief Executive Officer and Chief Financial Officer of Mill Basin Technologies, Ltd., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)
the Annual Report on Form 10-KSB of Mill Basin Technologies, Ltd. for the year ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)
the information contained in the such Annual Report on Form 10-KSB of Mill Basin Technologies, Ltd. for the quarter ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of Mill Basin Technologies, Ltd.

Date: February 28, 2007

/s/ Richard Rosenblum
Richard Rosenblum
Chief Executive Officer (principal executive officer and duly authorized officer) Chief Financial Officer (principal financial officer and duly authorized officer)